Exhibit 99.3

FOR IMMEDIATE RELEASE

Encorium Group Enters into Non-Binding Letters of Intent

Reiterates Going Concern Opinion to Comply with NASDAQ Marketplace Rule 4350(b)(1)(B)

WAYNE, PA, May 11, 2009 -- Encorium Group, Inc. (Nasdaq: ENCO), a full service multinational contract research organization (CRO) that provides design, development, and management capabilities for clinical trials and patient registries to many of the world's leading pharmaceutical companies, today announced that it has entered into two non-binding letters of intent (“LOI”) with respect to its U.S. business and its wholly owned European subsidiary, Encorium Oy.

The first LOI involves the sale of the assets of Encorium Group, Inc., USA, the Company’s U.S. business. The Company has signed a non-binding LOI with a full-service internationally based contract research organization for an undisclosed price.

The second LOI involves the sale of the Company’s wholly owned subsidiary Encorium Oy. The Company has signed a non-binding LOI with a leading full-service clinical research organization based in the United States and with operations globally.

Terms of both agreements remain confidential and the closing of each sale is subject to the completion of due diligence, execution of definitive agreements, and the fulfillment of certain closing conditions, including, with respect to the sale of Encorium Oy, Stockholder approval. Although the terms of the transactions are not yet definitive, it is not currently expected that distributions to stockholders will result in a substantial premium, if any, to the current stock price.

Dr. David Ginsberg, Encorium Group’s Chief Executive Officer, commented, “Over the last several months we have been actively pursuing opportunities to enhance and maximize stockholder value. Encorium’s management and Board have determined a sale of our assets was the best strategy to pursue. Both purchasers are well-respected organizations with strong management teams and therapeutic and regulatory expertise and we believe that transferring our assets in these two transactions is in the best interest not only for our stockholders, but for our customers and employees as well. These transactions will enable our project teams to remain wholly intact so as to continue to provide excellent service to our customers.”

Going Concern

Encorium also reiterated that its independent registered public accounting firm reported that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008, included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 27, 2009, contains a paragraph that indicates that, while the Company's financial statements have been prepared on a going concern basis, there is substantial doubt about its ability to continue as a going concern, and that no adjustments have been made to the financial statements that might result from the outcome of this uncertainty.

This announcement is being made in compliance with NASDAQ Marketplace Rule 4350(b)(1)(B), which requires separate disclosure of the receipt of an audit opinion that expresses doubt about the ability of the Company to continue as a going concern. This announcement does not represent any change or amendment to the Company's 2008 financial statements or to its annual report on Form 10-K.

About Encorium Group, Inc.

Encorium Group, Inc. is a global clinical research organization specializing in the design and management of complex clinical trials and Patient Registries for the pharmaceutical, biotechnology and medical device industries. The

Company’s mission is to provide its clients with high quality, full-service support for their biopharmaceutical and medical device development programs. Encorium offers therapeutic expertise, experienced team management and advanced technologies. The Company has drug and biologics development as well as clinical trial experience across a wide variety of therapeutic areas such as infectious diseases, cardiovascular, vaccines, oncology, diabetes endocrinology/metabolism, gene therapy, immunology, neurology, gastroenterology, dermatology, hepatology, women’s health and respiratory medicine. Encorium believes that its expertise in the design of complex clinical trials, its therapeutic experience and commitment to excellence, and its application of innovative technologies, offer its clients a means to more quickly and cost effectively move products through the clinical development process. Encorium is headquartered in Wayne, Pennsylvania with its European base of operations in Espoo, Finland. The Company has a geographic footprint that includes over one billion people in North America, Western/Central/Eastern Europe, Scandinavia, and the Baltics.

This press release contains forward-looking statements identified by words such as "estimate," "project," "expect," "intend," "believe," "anticipate" and similar expressions regarding the potential sale of the U.S. business and Encorium Oy and our expectations regarding the effects of such transactions. Those statements involve risks and uncertainties, and actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include, but are not limited to: (i) the timing of the closing, if any, of the transactions; (ii) the completion to the purchasers satisfaction of due diligence; (iii) the acquisition by us of a fairness opinion relating to the purchase price for the sale of Encorium Oy; (iv) our ability to negotiate definitive agreements with the Purchasers; (v) the possibility that the transactions may not close; and (vi) the risk that any distributions to stockholders in connection with the transactions will not result in a premium to the current stock price.

Additional risks and uncertainties that could affect the Company's future operating results and financial condition generally include, without limitation: (i) the risk that we may not have sufficient funds to operate our business; (ii)our success in attracting new business and retaining existing clients and projects; (iii) the size, duration and timing of clinical trials we are currently managing may change unexpectedly; (iv) the termination, delay or cancellation of clinical trials we are currently managing could cause revenues and cash-on-hand to decline unexpectedly; (v) the timing difference between our receipt of contract milestone or scheduled payments and our incurring costs to manage these trials; (vi) outsourcing trends in the pharmaceutical, biotechnology and medical device industries; (vii) the ability to maintain profit margins in a competitive marketplace; (viii) our ability to attract and retain qualified personnel; (ix) the sensitivity of our business to general economic conditions; (x) other economic, competitive, governmental and technological factors affecting our operations, markets, products, services and prices; (xi) announced awards received from existing and potential customers are not definitive until fully negotiated contracts are executed by the parties; (xii) our backlog may not be indicative of future results and may not generate the revenues expected; (xiii) our ability to successfully integrate the business of Remedium Oy, which we acquired on November 1, 2006; (xiv) the performance of the combined businesses to operate successfully and generate growth; and (xv) uncertainties regarding the availability of additional capital and continued listing of our common stock on Nasdaq. You should not place undue reliance on any forward-looking statement. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. Please refer to the section entitled “Risk Factors” in the Form 10-K for a more complete discussion of factors which could cause our actual results and financial position to change.

You should not place any undue reliance on these forward-looking statements which speak only as of the date of this press release. Additional information concerning factors that might affect our business or stock price which could cause actual results to materially differ from those in forward-looking statements is contained in Encorium Group's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008 and other periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Encorium Group's investor relations department.

CONTACT:
Encorium Group, Inc.	Cameron Associates

Philip L. Calamia, Chief Financial Officer	Alison Ziegler
610-975-9533	212-554-5469
www.encorium.com	alison@cameronassoc.com

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